800 MIRAMONTE DRIVE
SANTA BARBARA, CALIFORNIA
TRIPLE NET MONTH-TO-MONTH REAL PROPERTY LEASE

     THIS TRIPLE NET MONTH-TO-MONTH REAL PROPERTY LEASE (the “Lease”) is made and entered into by and between DE ETTA M. NANCARROW, TRUSTEE OF THE NANCARROW FAMILY LIVING TRUST DATED 9/25/91 (hereinafter referred to as the “Landlord”), and EARTHSHELL CORPORATION, a Delaware corporation (hereinafter referred to as the “Tenant”), who, intending to be legally bound, do hereby agree as follows:

     1.      LEASED PREMISES. The Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, the building located at 800 Miramonte Drive, Santa Barbara, California (the “Building”) as described in Exhibit A hereto (the “Premises”) in the City of Santa Barbara, County of Santa Barbara, State of California, together with all furniture and fixtures described in Exhibit B hereto. The Premises are accepted “as is” by the Tenant, after the Tenant’s inspection, without any express or implied warranties by the Landlord, and the Tenant is responsible for all changes of whatever nature necessary for the Tenant’s intended use of the Premises. The Tenant agrees that notwithstanding any other provisions in this Lease, the Landlord and its brokers may enter the Premises to show the Premises to prospective purchasers upon twenty-four (24) hours notice.

     2.      TERM. This month-to-month lease shall commence on April 1, 2001 (the “Commencement Date”) and may terminate by either party upon one hundred eighty (180) days’ prior written notice. The Tenant acknowledges that the Premises is for sale by the Landlord and this termination provision was an essential condition of the Landlord agreeing to enter into this Lease.

     3.      INTENTION OF THE PARTIES

          3.1    Negation of Joint Venture. Nothing in this Lease shall cause the Landlord in any way to be construed as an employer, employee, fiduciary, a partner, a joint venturer, or otherwise associated in any way with the Tenant in the operation of the Premises, or to subject the Landlord to any obligation, loss, charge or expense connected with or arising from the Tenant's operation or use of the Premises, except for excessive Operating Costs as set forth in Paragraph 4.2.3 hereof.

          3.2    Triple Net Lease. Pursuant to Section 1652 of the California Civil Code, it is understood and agreed that the general intent and purpose of this Lease is that, subject to the limitation set forth in Paragraph 4.2.3 hereof, this Lease shall be an absolute triple net lease with respect to the Landlord. Subject to the limitation set forth in Paragraph 4.2.3 hereof, the Tenant shall pay the actual Real Property Taxes, assessments, insurance, utilities and all maintenance and other Operating Costs, together with the Premises and all repairs, remodeling, renovations, alterations and improvements shall be paid by the Tenant, provided the square footage of the Building is not increased. The Operating Costs will be consistent with prior practices between Landlord and the prior Tenant except that the Operating Costs will be for the entire Premises.

     4.      RENT.

          4.1       Minimum Monthly Rent. The minimum monthly rent will be THIRTY SIX THOUSAND DOLLARS ($36,000) (the "Minimum Monthly Rent"), payable in advance, commencing on the Commencement Date, and the first day of each month thereafter, without reduction or set off. The Landlord may increase the Minimum Monthly Rent upon one hundred eighty (180) days' prior written notice to the Tenant. The rent for April, 2001 will be due and payable at the execution of this Lease. The Tenant will pay all triple net items commencing as of the Commencement Date. Rent shall be prorated for any partial rent and common area expenses.

          4.2      Operating Costs.

               4.2.1      Payment of Rent.

                    A.      In addition to any other payments due hereunder, the Tenant shall pay to the Landlord as additional rent, on the first day of the date specified in Paragraph 4.1 for the commencement of rent and for each full calendar month of the Lease term, all of the Landlord’s estimated total Operating Costs for the Premises, including common area expenses. The basis for Tenants initial payment of Operating Costs shall be consistent with those payable in 2000, but for the entire Premises and may be modified as herein provided.

                    B.       Operating Costs for any portion of an accounting period not included within the term of this Lease, or occurring prior to the Tenant’s obligation to pay rent for any portion of the Premises, shall be prorated on a 365-day year.

                    C.      The accounting period for determining Landlord's total Operating Costs shall be the calendar year, except that the first accounting period shall commence on the date the Lease term commences and the last accounting period shall end on the date the Lease term expires or terminates.

               4.2.2      Estimated Costs; Reconciliation of Payments.

                    A.       Landlord shall furnish to Tenant at the commencement of each month an estimate of the Operating Costs reasonably anticipated by Landlord for the ensuing month, and Tenant’s monthly payment will be based on the monthly estimate.

                    B.      If the actual Operating Costs for the preceding month exceeds the estimated payments made by Tenant, then Tenant shall pay any deficiency to Landlord within ten (10) days after Tenant’s receipt of Landlord’s statement. Should the estimated payments made by Tenant during the preceding accounting period exceed the Operating Costs, Landlord shall repay Tenant the excess through adjustments to the next monthly payments due from Tenant.

               4.2.3      Operating Costs Defined. As used herein, the term “Operating Costs” shall include, without limitation, all amounts paid or incurred by the Landlord after the Commencement Date for: Real Property Taxes and assessments and other taxes and assessments of any nature levied and assessed against the Building and/or the Premises and common areas, (if any) or assessed against the Landlord as a result of the common areas, Building and/or the Premises; repair, replacement, improvement and operation of the common areas, including trash removal and disposal, supplies, equipment, plumbing, sewers, heating, ventilating, air-conditioning and glass and doors. Costs for maintenance and operation of the common area, the Premises and/or the Building shall include, without limitation, cleaning, sweeping, and other janitorial services, policing, purchase and maintenance of refuse receptacles, directional signs and other markers, car stops, lighting and other utilities, premiums on public liability and property damage insurance, and all other required insurance purchased by the Landlord at the Landlord’s absolute discretion, together with reimbursement of all deductible amounts, and all other costs necessary in the Landlord’s judgment for the maintenance and operation of the common areas and the Building. Operating Costs also include all Real Property Taxes, as that term is defined in Paragraph 5.2 hereof. Operating Costs shall also include all items of cost related to maintenance, operation and management of the Building in which the Premises are located, including maintaining and operating the heating, ventilating, and air-conditioning equipment and related distribution facilities and controls providing climatic control of the common areas, the Building and the Premises, utilities, as provided in Paragraph 6. hereof, and all costs of utilities used in connection with the maintenance, operation and management of the Building. It is hereby intended that all costs of operating the Premises, of any kind or nature, will be charged as an Operating Cost. Any improvements which have useful life ever six (6) months will be prorated on a month to month basis over its useful life. The roof repairs described in Paragraph 7.1.3 will not be considered an Operating Cost.

               4.2.4      Books and Records. The Landlord shall keep at the Premises, or at her principal place of business, full, accurate and separate books of account covering the Landlord’s Operating Costs, and the statements of the Landlord to the Tenant shall accurately reflect the total Operating Costs shown on such books of account. Said books of account shall be retained by the Landlord for at least six (6) months after the close of each accounting period, and the Tenant shall have the right at reasonable times during the term of the Lease to inspect said books of account.

               4.2.5      Water Use Surcharge. Notwithstanding the foregoing, Landlord reserves the right to bill Tenant, as an Operating Cost, for any surcharge or penalty incurred by Landlord as a result of water use in the Premises or the Building. If such surcharge or penalty pertains to the Premises, Tenant shall pay all of such penalty or surcharge. If such surcharge or penalty relates to the Building, or common area, Tenant shall pay its pro rata portion thereof. Such payment shall be payable as an Operating Cost.

          4.3      Late Payment Charges.

                    A.      Should the Tenant fail to make any payment of rent or any other amount payable to the Landlord by the Tenant hereunder within five (5) days of the date when such payment first becomes due, or should any check tendered to the Landlord by the Tenant be returned to the Landlord by the Tenant’s bank for insufficient funds, or if the rent remains unpaid after said five (5) day period and twenty-four (24) hours after written demand by the Landlord, then the Tenant shall pay to the Landlord, in addition to such payment, a late charge in the amount of Five Percent (5%) of the rent or other payment due which the parties agree is a reasonable estimate of the amount necessary to reimburse damages and additional costs not contemplated by this Lease that the Landlord will incur as a result of the delinquent payment or returned check, including processing and accounting charges and late charges that may be imposed on the Landlord by its lender. Upon notice of non-payment given by the Landlord to the Tenant, the entire amount then due, including such late charge, shall thereafter bear interest at the highest rate permitted by law on the due date for said payment, until paid in full.

                    B.      Acceptance of any payment by the Landlord shall not constitute waiver of any late charges or interest which may be due.

          4.4      Security Deposit. At the execution of this Lease, the Tenant shall deposit with the Landlord FORTY FIVE THOUSAND DOLLARS ($45,000) (the "Security Deposit"). If the Tenant is in default in any of its obligations hereunder, the Landlord can use the Security Deposit, or any portion of it, to cure the default or to compensate the Landlord for all damages sustained by the Landlord resulting from the Tenant's default. The Tenant shall immediately, upon demand, pay to the Landlord a sum equal to the portion of the Security Deposit expended or applied by the Landlord as provided in this paragraph so as to maintain the Security Deposit in the sum initially deposited with the Landlord. If the Tenant is not in default at the expiration or termination of this Lease, the Landlord shall return the Security Deposit to the Tenant. The Landlord's obligation with respect to the Security Deposit are those of a debtor, and not a trustee. The Landlord can maintain the Security Deposit separate and apart from the Landlord's general funds, or can commingle the Security Deposit with the Landlord's general and other funds. The Landlord shall pay the Tenant interest on the Security Deposit at the rate of Three Percent (3%) per annum, to be paid at the end of the term of this Lease, or any renewal period, so long as the Tenant is not in default of this Lease.

     5. PROPERTY TAXES AND ASSESSMENTS

          5.1      Personal Property Taxes. The Tenant shall pay before delinquency all taxes assessed against any personal property of the Tenant installed or located in or upon the Premises and that are attributable to the term of this Lease, whether or not they are actually payable during the term of this Lease.

          5.2      Taxes Defined; Special Assessments. The term "Real Property Taxes," as used in this paragraph shall mean and include all taxes, assessments and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever, levied or assessed against the Premises and other improvements and the Building and land of which the Premises are a part, including but not limited to, assessment for public improvements or benefits which shall be levied or assessed against the Premises, or any part thereof, but excluding franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits tax imposed upon the Landlord. If at any time during the term of this Lease, under the laws of California, or any political subdivision thereof in which the Premises are situated, a tax or excise on rents or other tax, however described, is levied or assessed against the Landlord on account of the rent expressly reserved hereunder, in addition to or as a substitute in whole or in part for taxes assessed or imposed by California or such political subdivision on land and/or buildings, such tax or excise shall be included within the definition of "Real Property Taxes", but only to the extent of the amount thereof which is lawfully assessed or imposed as a direct result of the Landlord's ownership of this Lease, or of the rental accruing under this Lease. With respect to any assessment which may be levied against or upon the Premises, Building, land or improvements of which the Premises are a part and which, under the laws then in force, may be evidenced by improvement or other bonds, or may be paid in installments, the Tenant shall be required to pay each year only the amount of such installments in a manner specified by the Landlord, or portion thereof as the Landlord shall be required to pay during such year (with appropriate proration for any partial year) and shall have no obligation to continue such payments after the termination of this Lease.

     6.      UTILITIES. The Tenant shall pay when due all utility charges when separately billed to the Tenant because of separate installation and connection of service by the Tenant, which payments shall be deducted from the Operating Costs and the limitation of payment of such Operating Costs as set forth in Paragraph 4.2.3 hereof shall be reduced correspondingly. The Tenant shall comply with all applicable laws and regulations and rules regarding utilities. The suspension or interruption in utility services to the Premises for reasons beyond the ability of the Landlord to control shall not constitute a default by the Landlord or entitle the Tenant to any reduction or abatement of rent. The Tenant may have installed, at its expense, separate meters for such utilities as light and power and for other utilities as may be practical and possible.

     7.      LANDLORD'S MANAGEMENT OF THE BUILDING

          7.1      Management of the Building. The Landlord shall have the right, at her sole cost and expense payable to a third party which will be reimbursed by the Tenant as provided in Paragraph 4 hereof, to:

               7.1.1      Close the common areas when and to the extent necessary for maintenance or renovation purposes or to prevent a dedication of any part thereof or the accrual of any rights therein in favor of the public or any third person;

               7.1.2      Make changes to the common areas, including, without limitation, changes in the location or nature of driveways, entrances and exits; and

               7.1.3      Change the plan of the Building to the extent necessary for its expansion, or the remodeling or renovation thereof, so long as the changes do not substantially interfere with ingress to and egress from the Premises.

Any work due by Landlord or their agents will be due in a manner which does not intfer with Tenants utilization of the Premises. Notwithstanding the foregoing, Tenant acknowledges that Landlord expects to be doing substantial repairs to the roof in the next eighteen (18) weeks, especially on the executive wing of the Premises and Landlord will endeavor to minimize the disruption created by the loss repairs and Tenant agrees that the rent has been established including any inconvenience or disruption to Tenant’s operations from these repairs.

          7.2      Rules and Regulations. The Landlord shall have the right, from time to time, to promulgate, amend and enforce against the Tenant and all persons upon the Building, reasonable rules and regulations for the safety, care and cleanliness of the Building, but do not restrict the time of usage of the Premises, or for the preservation of good order; provided, however, that all such rules and regulations shall apply without discrimination to all tenants of the Landlord in the Building, and no such rule or regulation shall require the Tenant to pay additional rent. The Tenant agrees to conform to and abide by such rules and regulations, and a violation of any of them shall constitute a default by the Tenant under this Lease.

          7.3      Tenant's Use of Premises. The Tenant agrees that the Premises shall be used and occupied only for office and laboratory space, prototype development and subject to all applicable zoning requirements, and for no other purpose or purposes without the Landlord's prior written consent. The Tenant, at its expense, agrees that it shall meet all applicable requirements imposed by the City of Santa Barbara (the "City") on the Building including, but not limited to, the restrictions on the number of employees on the Premises or the number of parking spaces.

          7.4      Insurance Hazards. The Tenant shall neither engage in nor permit others to engage in any activity or conduct that will cause the cancellation of or an increase in the premium for any fire or other insurance maintained by the Landlord. The Tenant shall, at the Tenant's sole cost, comply promptly and at all times with all laws, statutes, ordinances, regulations, covenants, servitudes, conditions, encumbrances, restrictions and other rights or obligations affecting or applicable to the Premises or the Tenant's business, and all fire and other insurance rating requirements for obtaining and maintaining regular or preferential insurance rates required by the Landlord.

          7.5      Compliance with Law. In its contemplated and actual use of the Premises for its proposed office and research laboratory, the Tenant shall, at the Tenant's sole cost and expense, comply promptly and at all times with all laws, requirements, ordinances, statutes, and regulations of all municipal, state or federal authorities and, specifically, all requirements of the City, or any board of fire insurance underwriters, or other similar bodies, now in force, or which may hereafter be in force, pertaining to the Building and the Premises and the occupancy thereof, including any law that requires alteration, maintenance or restoration of the Premises as the result of the Tenant's particular use thereof. The Tenant shall cooperate with the Landlord in filing its Annual Report to the City as required by the City regarding occupants and the number of employees of occupants of the Building, and any other requirements of the City. The judgment of any court of competent jurisdiction, or the admission of the Tenant in any action or proceeding against the Tenant, whether the Landlord be a party thereto or not, that the Tenant violated any such ordinances or statutes in the use of the Premises be conclusive of that fact as between the Landlord and the Tenant. The Tenant, at its sole expense, shall also comply with all requirements for fire extinguishers or fire extinguisher systems required in the Premises.

          7.6      Waste, Nuisance. The Tenant shall not commit, or suffer to be committed, any waste of the Premises, or any nuisance, annoyance or other unreasonable annoyance which may disturb the quiet enjoyment of adjoining Premises or of the Building by the owners or occupants thereof.

     8.      CARE AND MAINTENANCE

          8.1      Landlord's Maintenance. Except as otherwise provided in this Lease, the Landlord agrees to maintain, at her expense, in good condition and repair the structural components of the Building, which structural components include the foundation, roof, interior load-bearing walls, and the exterior walls. The Landlord also agrees to maintain, in good condition and repair, (1) the common areas and the exterior of the Premises; and (2) any heating, ventilating and air conditioning systems furnished by the Landlord for common areas or the Premises, and any machinery or equipment owned by Landlord and utilized in connection with the operation of the Premises, and all such costs (excluding repair and maintenance of structural components) shall be Operating Costs to be repaid by Tenant as provided in Paragraph 4.2.3 hereof.

          8.2      Tenant's Maintenance.

               A.      Except as otherwise provided in this Lease, Tenant, at its own cost and expense, agrees to:

                    (1)      maintain throughout the Lease term in good and sanitary order, condition and repair, all portions of the Premises (except as set forth in Paragraph 8.1), including, without limitation (a) the interior of the Premises, including flooring, exposed plumbing and wiring, paint and finish; (b) any windows, lights or skylights; (c) any storefront; and (d) any personal property of Tenant situated in or upon the Premises;

                    (2)      notify the Landlord promptly of any damage to the Premises resulting from or attributable to the acts or omissions of the Tenant, its invitees or its authorized representatives, or any other party and thereafter to promptly repair all such damage; and

                    (3)      keep the Premises clean and neat at all times, and to remove immediately therefrom any litter, debris or other unsightly or offensive matter placed or deposited thereon by the agents or customers of the Tenant.

     9.      IMPROVEMENT TO LEASED PREMISES. Any improvements to be constructed by the Tenant subsequent to the Commencement Date (i.e., excluding other improvements to be made prior to the Commencement Date), or its designated agent, in the manner hereinafter set forth shall be at the cost and expense of the Tenant.

          9.1      Conditions to Commencement of Construction. Before construction of the aforesaid improvements is commenced on the Premises, and before any building materials have been delivered thereto by or pursuant to the authority or request of the Tenant, the Tenant shall comply with the following conditions, or obtain the Landlord's written waiver thereof:

               A.      Plans and Specifications.

                    (1)      The Tenant shall prepare and deliver to the Landlord for approval a complete set of all preliminary and final plans and specifications to be utilized by the Tenant for the purpose of constructing the new improvements.

                    (2)      The Tenant's plans and specifications shall provide for separate metering of gas, electricity, water and telephone, if practical and possible. If any of the above services are supplied by the Landlord, they shall be included in the prorated common area charge.

                    (3)      The Landlord may disapprove of the plans and specifications by written notice given within fifteen (15) days following delivery thereof. The Landlord shall not unreasonably withhold approval of the plans and specifications, and the same shall be deemed approved if notice of disapproval is not given within said fifteen (15) day period.

                    (4)      No review, inspection or approval by the Landlord, or its architect, shall relieve the Tenant of any liability or create any obligation or responsibility for the Landlord.

               B.      Notice of Non-Responsibility. The Tenant shall give the Landlord at least fifteen (15) days’ written notice prior to (a) the commencement of construction of any Tenant improvements or (b) the delivery of any building materials to the site. As the agent of the Landlord, shall post on and affix to the Premises a “Notice of Non-Responsibility” in the name and on behalf of the Landlord, as provided in Sections 3094 and 3129 of the California Civil Code, and shall cause such Notice to be recorded promptly following posting in the Office of the County Recorder of the County in which the Premises are located.

               C.      Evidence of Construction Insurance.

                    (1)      The Tenant shall purchase and maintain in effect, until a Notice of Completion is filed and recorded, insurance coverage for all-risk “Builders’ Risk” insurance and “Worker’s Compensation” insurance covering all persons employed in connection with the construction of the improvements and with respect to whom claims could be asserted against the Landlord or the Premises.

                    (2)      The Tenant shall furnish to the Landlord certificates of such insurance, and evidence of the payment of premiums therefor, and for any other insurance required by the provisions of this Lease to be furnished by the Tenant.

               D.      No Liens. The Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for the Tenant, and promptly shall cause the elimination and removal of any mechanic’s, materialmen’s or other liens arising out of any improvements performed, materials furnished or obligations incurred by or on behalf of the Tenant in connection with any Tenant improvements.

          9.2      Construction of Improvements. The Tenant warrants and covenants to the Landlord that:

               A.      The aforesaid improvements shall be of good quality and the development and construction work shall be performed in a good and workmanlike manner, consistent with and comparable to standards of practice in the City of Santa Barbara for similar office space of first-class construction;

               B.      The Tenant shall secure or cause to be secured all permits and licenses necessary for the proper construction and completion of the aforesaid improvements, and shall assume full responsibility for compliance with all governmental laws, codes, ordinances, regulations and standards pertaining thereto; and

               C.      The aforesaid improvements shall be constructed in accordance with the plans and specifications and shall be completed by the Tenant or its designated agent and ready for occupancy within sixty (60) days after construction commences, subject to extensions for delays beyond the control of the Tenant and its agents and not attributable to their fault or neglect.

          9.3      Cooperation by the Landlord. The Landlord agrees, upon the request of the Tenant, to join with the Tenant to execute and deliver such documents and instruments as may be necessary or proper, as determined by the Tenant, for applying for or obtaining any permits, licenses, approvals or records as may be necessary or appropriate to the construction of the aforesaid improvements and operation of the office space. The Landlord shall incur no expense and no liability as a result of such cooperation. The Landlord shall have the right to approve any conditions imposed by any governmental agency in connection with obtaining any such permits, etc. which may impact the Premises separate and apart from the Tenant's occupancy thereof, which approval shall not be unreasonably withheld.

          9.4      Inspection and Notices. The Landlord or her representative shall have the right to go upon and inspect the Premises, including the improvements being constructed thereon, at all reasonable times, and shall have the right to post and keep posted thereon notices such as those provided for by Section 3094 of the California Civil Code, or which the Landlord may deem to be proper for the protection of the Landlord's interest in the Premises.

          9.5      Notice of Completion. The Tenant shall give notice to the Landlord of the imminent completion of the improvements not less than ten (10) days prior to their expected completion, and shall cause a "Notice of Completion," as described in Section 3093 of the California Civil Code, to be filed and recorded in the manner provided by said Section. Upon such completion, the Tenant shall deliver to the Landlord one complete set of "as built" plans and specifications for the improvements constructed by the Tenant.

          9.6      Ownership of Improvements. Subject to Paragraph 10.1 hereof, all of the Tenant's improvements hereunder, and all subsequent additions and alterations thereto and replacements thereof, shall be deemed affixed to, become and remain a part of the Premises and shall not be removed, encumbered, transferred or materially altered, except as provided by this Lease. Upon the expiration of the Lease term, or any renewal thereof, or upon the sooner termination of this Lease, all of the improvements, other than the Tenant's removable trade fixtures and equipment, shall become the property of the Landlord without further obligation to the Tenant.

     10.      ALTERATIONS

          10.1      Changes by the Tenant. Any alterations, additions, improvements or changes, including any remodeling or redecorating, that the Tenant may desire to make in, to or upon the Premises, shall be made at the Tenant's sole cost and expense, and only after first submitting the plans and specifications therefor to the Landlord and obtaining the consent of the Landlord thereto in writing. The Landlord's rights and remedies with respect to such alterations, additions, improvements or changes shall be identical to those rights and remedies concerning the Tenant construction and improvements, as set forth in Paragraph 9 hereof. Should the Landlord so elect, any such alterations, additions, improvements or changes shall become a part of the Premises at the expiration or sooner termination of this Lease, and shall be surrendered to the Landlord upon the expiration or sooner termination of this Lease. Alternatively, at any time prior to the ten (10) days following the expiration or sooner termination of this Lease, the Landlord may elect to have the Tenant remove any such alterations, additions, improvements or changes made by the Tenant or its predecessor. In such case, the Tenant shall so remove such items ten (10) days following the Tenant's receipt of the Landlord's notice of election, and shall restore the Premises to their condition at the commencement of this Lease.

          10.2      Mechanics' Liens. The Tenant agrees to keep the Premises, and any improvements thereon, at all times free of mechanic's liens and other liens for labor, services, supplies, equipment or material purchased by or directly or indirectly furnished to the Tenant. The Tenant, however, shall have the right to contest the validity or amount of any such lien as filed upon posting a bond in an amount sufficient to discharge the lien, and upon the final determination of such contest, shall immediately pay and discharge any judgment rendered, together with all costs and charges incidental thereto, and shall cause the lien thereof to be released from the Premises. Should the Tenant fail, within thirty (30) days after notice of the filing of any such lien, to discharge or cause the release of such liens or charges or to contest the same and post bond as above provided for, then the Landlord, at the Landlord's option, may satisfy said liens by payment thereof, and in such event, the amount of such payment, together with interest thereon at the maximum rate permitted by law, from the time the payment is so made until repayment thereof, shall be payable by the Tenant at the time installment of rental shall be due and payable.

     11.      TENANT'S PERSONAL PROPERTY

          11.1      Installation of Property. The Landlord shall have no interest in any removable equipment, furniture or trade fixtures owned by the Tenant or installed in or upon the Premises solely at the cost and expense of the Tenant. Prior to creating or permitting the creation of any lien or security or reversionary interest in any removable personal property to be placed in or upon the Premises, the Tenant shall obtain the written agreement of the party holding such interest to make such repairs necessitated by the removal of such property and any damage resulting therefrom as may be necessary to restore the Premises to good condition and repair, excepting only reasonable wear and tear, in the event said property is thereafter removed from the Premises by said party, or by any agent or representative thereof or purchaser therefrom, pursuant to the exercise or enforcement of any rights incident to the interest so created, without any cost or expense to the Landlord.

          11.2      Removal of Personal Property. The Tenant shall have the right to remove, at its own cost and expense, upon the expiration of this Lease all removable equipment, furniture or trade fixtures owned by or installed at the expense of the Tenant on the Premises during the term of this Lease (and not owed by the predecessor to Tenant). All such personal property shall be removed prior to the close of business on the last day of the Lease term, and the Tenant shall make such repairs necessitated by the removal of said property and any damage resulting therefrom as may be necessary to restore the Premises to good condition and repair, excepting only reasonable wear and tear since the inception of the Lease. Any such property not so removed shall be deemed to have been abandoned or, at the option of the Landlord, shall be removed and placed in storage for the account and at the cost and expense of the Tenant.

     12.      WAIVER AND INDEMNITY.

          12.1      Indemnification Agreement. This Lease is made upon the express condition that the Landlord is to be free from all liability and claims for damages by reason of any injury to any person and damage to any property (including the Tenant's), resulting from any cause whatsoever while in, upon, about, or in any way connected with the Premises or the Building, during the term of this Lease. The Tenant hereby waives all claims against the Landlord for, and agrees to defend with counsel acceptable to Landlord, and to indemnify and hold the Landlord harmless from, any actual loss or liability, and from all costs or expenses, including attorneys' fees and costs of defense, arising from or attributable to any such injury or damage from any cause at any time, other than those caused solely by the fault or neglect of the Landlord.

     13.      INSURANCE, PUBLIC LIABILITY AND PROPERTY DAMAGE

          13.1.A.      Insurance Coverage. The Tenant agrees to maintain in force throughout the term hereof, at the Tenant's sole cost and expense, public liability insurance insuring against any liability to the public for any claim for damages due to death, bodily injury or property damage incident to the use of or resulting from any accident occurring in or about the Premises, with single limit coverage of not less than ONE MILLION DOLLARS ($1,000,000) for any loss and FIVE MILLION DOLLARS ($5,000,000) for any policy period. Said policy shall insure the contingent liability of the Landlord and the performance by the Tenant of its indemnity obligations under this Lease. The Landlord shall be named as an additional insured in such policy, and such policy shall contain a cross-liability endorsement.

               B.      Adjustment to Coverage. The Tenant further agrees that the amount of the insurance coverage shall be reviewed every three (3) years, at least sixty (60) days before the expiration of a three (3) year period. If the parties are unable to agree upon the amount of said coverage, the Tenant shall be required to maintain for the next three (3) year period (or prior to the expiration of the term of this Lease, whichever is less) the amount of coverage shall be adjusted to the amounts of coverage recommended in writing by an insurer selected by the Landlord.

          13.2      Tenant's Property Insurance. Unless the Tenant elects to self-insure, the Tenant, at its own cost, shall maintain insurance on its personal property and removable fixtures and equipment situated in, on or about the Premises, a policy of standard fire and extended coverage insurance, to the extent of at least One Hundred Percent (100%) of their actual cash value. The proceeds of any such policy that become payable due to damage or loss shall be used by the Tenant for the repair or replacement thereof. The Landlord will maintain insurance on the Landlord's personal property described in Exhibit B hereto, and subject to the limitations set forth in Paragraph 4.2.3 hereof, the cost of this insurance may be included as an Operating Cost.

          13.3      Miscellaneous Insurance Provisions.

               A.      Proof of Insurance. Each policy of insurance required of the Tenant by this Lease shall be a primary policy, issued by an insurance company reasonably satisfactory to the Landlord, and shall contain an endorsement requiring thirty (30) days’ written notice from the insurer to the Landlord before cancellation or change in the nature, scope or amount of coverage. Each policy, or a certificate of the policy, together with evidence of the payment of premiums, shall be deposited with the Landlord at the Commencement Date, and at the commencement of any renewal term.

               B.      Waiver of Subrogation. The Landlord and the Tenant each release the other, and their respective agents and representatives, from any claims for damage to any person or to the Premises and to the fixtures and personal property situated therein, resulting from or attributable to any risk insured under any insurance policies carried by the parties and in force at the time of the damage. Each party shall cause any insurer providing insurance to it pursuant to this Lease to waive all rights or recovery by way of subrogation against either party by virtue of the payment of any loss under such insurance, such waiver to be effective as long as such insurance is required under the provisions of this Lease.

          13.4      Casualty Insurance; Damage or Destruction.

               A.      Replacement Cost Insurance. The Landlord shall, at all times during the term of this Lease, keep the Building and improvements in which the Premises is situated insured against loss or damage by fire and the perils covered by an extended coverage or “all risk” insurance, with inflation guard, vandalism and malicious mischief endorsements, zoning ordinance coverage, and any other endorsements selected by the Landlord, and the Landlord, at its discretion, may purchase an earthquake policy of insurance and zoning ordinance coverage, in any amount sufficient to prevent either the Landlord or the Tenant from becoming a co-insured under the provisions of the policies, and in no event in an amount less than Eighty Percent (80%) of the actual costs of replacement or restoration of the building and other improvements in which the Premises is situated. All such insurance shall be payable to the Landlord and the holder of any trust deed on the Premises as their interests may appear. The Tenant shall reimburse its share of the costs and expenses paid for said insurance pursuant to the percentage of the common area costs allocated to the Tenant as provided in Paragraph 4.2 hereof, subject to the limitation set forth in Paragraph 4.2.3 hereof.

          13.5      Insurable Casualty Loss.

               A.      Landlord to Restore. Except as provided in Subparagraph B, below, in the event the Premises or the Building is damaged or destroyed as the result of any risk required to be insured against by this Paragraph 13, then the Landlord shall forthwith restore the Premises or the Building to substantially the same condition as existed immediately prior to such damage or destruction, and any insurance proceeds remaining after the completion of said work shall belong to the Landlord. Except as otherwise provided in Subparagraph B, below, any amount by which the cost of such repair and the deductible amount required by such insurance policies exceed the amount of such insurance proceeds shall be deemed a common area cost pursuant to Paragraph 4.2 hereof.

               B.      Landlord's Option to Terminate. In the event that, at any time during the term of this Lease, the Building or the Premises are totally destroyed, or are sufficiently damaged to render them unusable without substantial repair or reconstruction, due to a casualty required to be insured against as provided herein, or should then applicable laws or zoning ordinances preclude the restoration or repair of the Building or the Premises, or should the costs of restoration exceed the amount of the insurance proceeds, then the Landlord shall have the option, exercisable by giving at least ten (10) days’ prior written notice to the Tenant within sixty (60) days after the occurrence of any such casualty, to terminate this Lease.

          13.6      Uninsured Casualty Loss.

               A.      Minor Damage. If, during the Lease term, the Premises or the Building are damaged or partially destroyed from a risk not required to be insured against by this Paragraph 13, the Landlord shall restore the Premises to substantially the same condition as existed immediately prior to such damage or destruction. The costs of repair or restoration incurred by the Landlord pursuant to this provision will be common area costs pursuant to Paragraph 4.2 hereof, and subject to the limitations set forth in Paragraph 4.2.3 hereof.

               B.      Substantial Damage. If the costs of repair or restoration necessitated by an uninsurable casualty loss exceed Five Percent (5%) of the then replacement value of the Building or the Premises, then the Landlord shall have the option, exercisable by giving at least ten (10) days’ prior written notice to the Tenant within sixty (60) days after the occurrence of any such casualty, to terminate this Lease.

          13.7      Termination; Abatement of Rent.

               A.      This Lease shall not be terminated by any damage to or destruction of the Premises or other improvements of which the Premises are a part, unless notice of termination is given by the Landlord to the Tenant as provided by this Paragraph 13, and the Tenant hereby waives the provisions of Section 1932(2) and 1933(4) of the California Civil Code with respect to any such damage or destruction.

               B.      Should the Premises or the Building be damaged or destroyed at any time during the term of this Lease, there shall be an abatement or reduction of the Minimum Monthly Rent, between the date of destruction and the date of completion of restoration, based on the extent to which the destruction interferes with the Tenant’s use of the Premises.

               C.      Should then-applicable laws or zoning ordinances preclude the restoration or replacement of the Building or the Premises in the manner hereinbefore provided, then the Landlord shall have the right to terminate this Lease immediately by giving notice to the Tenant.

     14.      CONDEMNATION

          14.1      Entire Premises. Should title or possession of the whole of the Premises or the Building be taken by duly constituted authority in condemnation proceedings under the exercise of the right of eminent domain, or should a partial taking render the remaining portion of the Premises wholly unacceptable for occupation, then this Lease shall terminate upon the vesting of title or taking of possession.

          14.2      Partial Taking.

               A.      The Landlord shall have the right to terminate this Lease upon such thirty (30) days’ notice if any such partial taking is such as to prevent the Tenant from using the Premises, or the remaining portion thereof, in substantially the same manner as they were used prior to such taking. If the Landlord does not terminate this Lease as provided herein, then this Lease shall remain in full force and effect. In such event, the Landlord shall promptly make any necessary repairs or restoration at the cost and expense of the Landlord, and the minimum monthly rent from and after the date of the taking shall be reduced in the proportion that the value of the area of the portion of the Premises taken bears to the total value of the Premises immediately prior to the date of such taking or conveyance.

               B.      Each party waives the provisions of Code of Civil Procedure Section 1265.130 allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises. Any dispute between the parties concerning the extent to which a partial taking by eminent domain interferes with the use and occupancy of the Premises by the Tenant shall be settled by arbitration in Santa Barbara, California, in accordance with the rules of the American Arbitration Association then in effect.

          14.3      Conveyance Under Threat of Condemnation. Any sale or conveyance by the Landlord to any person or entity having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by eminent domain under this Paragraph 14.

          14.4      Awards and Damages. All payments made on account of any taking by eminent domain shall be made to the Landlord, except that the Tenant shall be entitled to any payment or award made for or attributable to the reasonable removal and relocation costs of any removable property that the Tenant has the right to remove, or for loss and damage to any such property that the Tenant elects or is required not to remove.

     15.      ASSIGNING, MORTGAGING, SUBLETTING OR CHANGE IN OWNERSHIP.

          15.1      Limitation. The Tenant shall not transfer, assign, sublet, mortgage, hypothecate, share rights in this Lease or the Tenant's interest in the Premises, or permit any other person or entity, other than an affiliated or controlled entity, to utilize the Premises, without first procuring the written consent of the Landlord, which consent shall not be unreasonably withheld. The Tenant shall pay to the Landlord the sum of ONE THOUSAND DOLLARS ($1,000) with each such request for consent to cover the Landlord's expenses in connection with processing each such request. Any attempted transfer, assignment, subletting, mortgage, hypothecation or sharing of rights, other than an affiliated or controlled entity, without the Landlord's written consent shall be void and confer no rights upon any third person. Any such event shall constitute a material default under this Lease, and the Landlord reserves the right of immediate re-entry in the event of any such attempted transfer. The Tenant also agrees to reimburse the Landlord for the Landlord's reasonable attorneys' fees (if any) incurred in connection with the documentation of any transfer by the Tenant of the Tenant's rights hereunder, which reimbursement shall be in addition to, and not a part of, the processing fee referred to above.

          15.2      Conditions. Each transfer, assignment, subletting, mortgage, hypothecation or sharing of rights to which there has been consent shall be by an instrument in writing, in a form satisfactory to the Landlord, and in each instance shall be executed by the transferor, assignor, sublessor, hypothecator or mortgagor and the transferee, assignee, sublessee, mortgagee or other person or entity, as the case may be. Each transferee, assignee, sublessee, mortgagee or other person or entity shall agree in writing for the benefit of the Landlord to assume, to be bound by, and to perform the terms, covenants and conditions of this lease to be done, kept and performed by the Tenant, including the payment of all amounts due, or to become due, under this Lease. In addition, as conditions precedent to the Landlord's consent to any transfer, assignment, subletting, mortgage or hypothecation of this Lease, or the Tenant's interest in the Premises, the Landlord may require any or all of the following:

               15.2.1      The Tenant shall remain fully liable under this Lease during the unexpired term thereof;

               15.2.2      The Tenant shall provide the Landlord with evidence reasonably satisfactory to the Landlord that the value of the Landlord’s interest under this Lease will not thereby be diminished or reduced. Such evidence shall include, but not need be limited to, evidence respecting the relevant business experience and financial responsibility and status of the third party concerned;

               15.2.3      If the Tenant's transfer of rights or sharing of the Premises provides for the receipt by, on behalf of, or on account of the Tenant of any consideration or any kind whatsoever (including, but not by way of limitation, a premium rental for the sublease or lump sum payment for an assignment) in excess of the rental and other sums due the Landlord under this Lease, the Tenant shall pay said excess, less the Tenant’s reasonable costs (not to exceed Five Percent (5%) of said excess) to the Landlord. If said consideration consists of cash paid to the Tenant, payment to the Landlord shall be made upon receipt by the Tenant of the cash payment;

               15.2.4      Written agreement from any third party concerned that, in the event the Landlord gives such third party notice that the Tenant is in default under this Lease, such third party shall thereinafter make all payments otherwise due the Tenant directly to the Landlord, which payments will be received by the Landlord without any liability on the Landlord, except to credit such payments against those due under the Lease, and any such third party shall agree to attorn to the Landlord, or its successors and assigns, should this Lease be terminated for any reason; provided, however, that in no event shall the Landlord, or its successors or assigns, be obligated to accept such attornment;

               15.2.5      The Tenant shall not be then in default hereunder in any respect;

               15.2.6      Such third party's proposed use of the Premises shall be similar to, and consistent with, the Tenant's permitted use;

               15.2.7      The Landlord shall not be bound by any provision of any agreement pertaining to the Tenant's transfer of rights or sharing of the Premises; and

               15.2.8      The Tenant shall deliver to the Landlord one (1) executed copy of any and all written instruments evidencing or relating to the Tenant's assignment, transfer or sharing of the Premises.

               15.2.9      Landlord hereby consents to any Sublease license or tenancy created in Tenant to Condas International, LLC and E. K. Khashoggi Industries, LLC.

          The Tenant hereby agrees and acknowledges that the conditions permitted to be imposed upon the granting of the Landlord's consent hereunder are reasonable and the Landlord's imposition of such conditions shall under no circumstances impair or limit the Landlord's rights and remedies under California Civil Code Section 1951.4, or any related successor similar provision of law.

          15.3      Limitation on Consent. The Landlord's consent to the Tenant's transfer of rights, or sharing of the Premises on any one occasion, shall apply only to the specific transaction thereby authorized. Such consent shall not be construed as a waiver of the duty of the Tenant, or any transferee, to obtain the Landlord's consent to any other or subsequent transfer of rights or sharing of the Premises, or as modifying or limiting the Landlord's rights hereunder in any way. The Landlord's acceptance of rent, or any other payment directly from any third party, shall not be construed as a waiver of any of the Landlord's rights or as the Landlord's agreement to accept the attornment of any third party, in the event of a termination of this Lease. In no event shall the Landlord's enforcement of any provision of this Lease against any third party be deemed a waiver of the Landlord's right to enforce any term of this Lease against the Tenant or any other person.

          15.4      Applicability to Successors. In the event that the Landlord gives consent to a transfer of rights or sharing of the Premises, such third party in respect of which said consent was given may in turn apply to the Landlord for its consent to subsequent transfers of rights or sharing of the Premises, in which case the provisions of this Paragraph 15 shall apply as fully as possible to such third party (including this Paragraph 15.4 in the case of more remote transfers); provided, however, that as an additional condition of the granting of the Landlord's consent, the Premises will not, in the Landlord's opinion, thereby become unduly fractionalized.

          Any such transfer shall be subject to all the terms and conditions of this Lease, and each such successive transfer shall be made only upon like conditions. Tenant agrees to remain fully responsible to Landlord for the performance of all of the Tenant's obligations under this Lease. Tenant shall pay Landlord's reasonable legal fees and costs incurred in reviewing any request of Tenant pursuant to Paragraph 15.1 above.

     16.      DEFAULT BY TENANT; LANDLORD'S REMEDIES

          16.1      Insolvency by the Tenant. In the event all, or substantially all, of the Tenant's assets are placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of thirty (30) days, or should the Tenant make an assignment for the benefit of creditors, or be finally adjudicated as bankrupt, or should the Tenant institute any proceedings under the Bankruptcy Act, as the same now exists, or under any amendment thereof which may hereinafter be enacted, or under any other act relating to the subject of bankruptcy wherein the Tenant seeks to be adjudicated as a bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, composition or reorganization, or should any involuntary proceeding be filed against the Tenant under any such bankruptcy laws and such proceeding not be recovered within thirty (30) days thereafter, then this Lease, or any interest of the Tenant in and to the Premises, shall not become an asset in any of such proceedings and, in any such events and in addition to any and all rights or remedies of the Landlord hereunder, or by law provided, it shall be lawful for the Landlord to declare the terms hereof ended and to re-enter the Premises, and take possession thereof, and remove all persons therefrom, and the Tenant shall have no further claim thereon or hereunder.

          16.2      Bankruptcy. Notwithstanding the foregoing, a Debtor-in-Possession, or a Trustee in bankruptcy, shall have the right to assume or assign this Lease, but only if any default hereunder is cured promptly and adequate assurance of future performance of the terms of this Lease is concurrently therewith provided to the Landlord. Adequate assurance of such performance is hereby defined as requiring (a) that the source of rent and other consideration due and owing to the Landlord under the Lease will be assured; (b) that the assumption or assignment of the Lease will not substantially breach any provisions of any agreement relating to the Premises, whether the Landlord is a party thereto or not (including, but not limited to, any other lease, financing agreement, master agreement or lease relating to the Premises, or underlying property); and (c) that an assumption or assignment of the Lease will not disrupt substantially any Tenant mix or balance of occupants in the Building.

          16.3      Breach of Covenant; Abandonment, Etc. If, during the term of this Lease, the Tenant (1) shall default in fulfilling any of the covenants or conditions of this Lease (other than the covenants for the payment of rent or other charges payable by the Tenant hereunder); or (2) shall abandon the Premises for a period of three (3) days, and if at the expiration of three (3) days after the service of such notice the default or contingency upon which said notice was based shall continue to exist, or in the case of a default or contingency which cannot with due diligence be cured within a period of three (3) days, if the Tenant fails to proceed promptly after the service of such notice to prosecute the curing of such default with all due diligence, and to actually cure such default within a reasonable period of time, the Landlord may terminate this Lease and, upon such termination, the Tenant shall quit and surrender the Premises and the improvements thereon to the Landlord, but the Tenant shall remain liable as hereinafter provided. "Abandonment" shall not occur so long as the Tenant is otherwise performing its obligations hereunder and is attempting to sublease the Premises.

          16.4      Failure to Pay Rent, Etc. If the Tenant shall make default in the payment of the rent expressly reserved hereunder, or any part of the same, or shall make default in the payment of any other rent or charge required to be paid by the Tenant hereunder, or any part of the same, and such default shall continue for three (3) days after written notice thereof, which will also serve as notice by the Landlord under California Code of Civil Procedure Section 1161(2) and shall not be in addition to such notice, the Landlord may terminate this Lease and upon such termination, the Tenant shall quit and surrender the Premises and the improvements thereon to the Landlord, but the Tenant shall remain liable as hereinafter provided.

          16.5      Termination of Lease. It is understood and agreed that all the covenants and conditions of this Lease herein contained are covenants by the Tenant and the conditions of the Tenant's occupancy of the Premises. In default of the Tenant's fulfillment of any of the same, the Landlord may, at any time thereafter, unilaterally terminate this Lease. Any holding over thereafter by the Tenant shall be construed to be a tenancy from month to month only, for the rental payable pursuant to Paragraph 23.2, below. It is further agreed that in the event of any breach of this Lease by the Tenant, then the Landlord, besides other rights or remedies the Landlord may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises.

          16.6      Landlord's Damages. If the Tenant breaches this Lease and abandons the Premises before the end of the term, or if the Tenant's rights of possession is terminated by the Landlord because of breach of this Lease pursuant to any of the foregoing provisions of this paragraph, or otherwise, then in any such case, the Landlord may recover from the Tenant all damages suffered by the Landlord as a result of the Tenant's failure to perform the Tenant's obligations hereunder, including, but not limited to, the worth at the time of the award (computed in accordance with paragraph (b) of Section 1951.2 of the California Civil Code) of the amount by which the rent then unpaid hereunder for the balance of this Lease term exceeds the amount of such rental loss for the same period which the Tenant proves could be reasonably avoided by the Landlord. It is further agreed that even though the Tenant has breached this Lease and abandoned the property, this Lease may continue in effect for as long as the Landlord does not terminate the Tenant's right to possession, and the Landlord may enforce all of the rights and remedies under this Lease, including the right to recover the rent as it becomes due under the lease (in accordance with paragraph (b) of Section 1951.4 of the California Civil Code). Nothing contained herein shall diminish the right of the Landlord to obtain such equitable relief against the Tenant as may be appropriate. In calculating damages, a maximum base term of six (6) months will be utilized.

          16.7      Remedies Not Exclusive. The Landlord, in addition to the rights hereinbefore given in case of the Tenant's breach or default, may pursue any other remedy available to the Landlord at law or in equity.

     17.      POWER OF RECEIVER. If a receiver be appointed at the instance of the Landlord in any action against the Tenant to take possession of the Premises and/or to collect the rents or profits derived therefrom, the Tenant irrevocably agrees that said receiver may, if it be necessary or convenient in order to collect such rents and profits, conduct the business then being carried on by the Tenant on said Premises and that said receiver may take possession of any personal property belonging to the Tenant and used in the conduct of such business, and may use the same in conducting such business on the Premises without compensation to the Tenant for such business, and may use the same in conducting such business on the Premises without compensation to the Tenant for such use. Neither the application for nor the appointment of such a receiver shall be construed as an election on the Landlord’s part to terminate this Lease unless a written notice of such intention is given by the Landlord.

     18.      LANDLORD’S RIGHT TO CURE DEFAULTS. The Landlord, at any time after the Tenant commits a default in the performance of any of the Tenant’s obligations under this Lease, shall be entitled to (but is not obligated to) cure such default, or to cause such default to be cured, at the sole cost and expense of the Tenant. If, by reason of any default by the Tenant, the Landlord incurs any expense or pays any sum, or performs any act requiring the Landlord to incur any expenses or to pay any sum, including reasonable fees and expenses paid or incurred by the Landlord in order to prepare and post or deliver any notice permitted or required by the provisions of this Lease, or otherwise permitted or contemplated by law, then the amount so paid or incurred by the Landlord shall be immediately due and payable to the Landlord by the Tenant as additional rent. The Tenant hereby authorizes the Landlord to deduct said sums from any security deposit held by the Landlord. If there is no security deposit, said sums shall be paid by the Tenant immediately upon demand by the Landlord, and shall bear interest at the rate of Ten Percent (10%) per annum, or such greater sum as may be permitted by law from the date of such demand until paid in full.

     19.      WAIVER OF BREACH. Any waiver, express or implied, by any party hereto, of any breach by any party or any covenant or provision of this Lease, shall not be, nor be construed to be, a waiver of any subsequent breach of the same or any other term or provision hereof. No payment by the Tenant or receipt by the Landlord of a lesser amount of rent, or other payments due hereunder, shall constitute a waiver of any breach of this Lease. Any such payment actually received by the Landlord shall be deemed to be on account of the earliest rent or other payment due.

     20.      SUBORDINATION OF LEASE

          20.1      Subordination Agreement. The Tenant agrees to execute, acknowledge and deliver to the Landlord upon request such documents and instruments that may be necessary to subordinate this Lease to (1) any mortgages or trust deeds that now exist or may hereafter be placed upon the Premises by the Landlord, (2) to any and all advances made or to be made thereunder, (3) to the interest on all obligations secured thereby, and (4) to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that in each case the mortgagee or beneficiary named in any such mortgage or trust deed shall agree in writing that, as long as the Tenant performs its obligations under this Lease, no foreclosure or deed in lieu of foreclosure, or sale under the encumbrance or other procedures to enforce the rights incident thereto, shall affect the Tenant's rights under this Lease. If the Tenant shall fail at any time to execute, acknowledge and deliver any such subordination instrument, then the Landlord, in addition to any other remedies available to it, may execute, acknowledge and deliver the instrument as the attorney-in-fact of the Tenant and in the Tenant's name, place and stead, and the Tenant hereby irrevocably makes, constitutes and appoints the Landlord, its successors and assigns, such attorney-in-fact for that purpose.

          20.2      Attornment. The Tenant shall attorn to any purchaser at any foreclosure sale or to any grantee or transferee designated in any deed given in lieu of foreclosure.

          20.3      Estoppel Certificate. Within ten (10) days after receipt of a written request therefor, the Tenant shall deliver in recordable form a written statement certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed to exist and such other information as the Landlord may reasonably request be included in such statement. The failure of the Tenant to deliver such certificate within said 15-day period shall be conclusive upon the Tenant for the benefit of the Landlord, its lender, mortgagee or assignee, and their respective successors in interest, that this Lease is in full force and effect and has not been modified except as may be represented by the Landlord in its written request for such statement. If the Tenant shall fail at any time to execute, acknowledge and deliver any such estoppel certificate, then the Landlord, in addition to any other remedies available to it, may execute, acknowledge, and deliver the instrument as the attorney-in-fact of the Tenant and in the Tenant's name, place and stead, and the Tenant hereby irrevocably makes, constitutes and appoints the Landlord, its successors and assigns, such attorney-in-fact for that purpose.

     21.      LANDLORD'S ENTRY ON PREMISES.

          21.1      Right of Entry. The Landlord and its authorized representatives shall have the right without liability and without abatement of rent to enter the Premises at all reasonable times for, without limitation, any of the following purposes:

               A.      to determine whether the Premises and/or the Building are in good condition, and whether the Tenant is complying with its obligations under this Lease;

               B.      to do any necessary maintenance, repairs, restoration or remodeling to the Premises and/or the Building that the Landlord has the right or obligation to perform;

               C.      to serve, post, or keep posted any notices required or allowed under the provisions of this Lease, including “for rent” or “for lease” notices during the term of the Lease, or during any period while the Tenant is in default, and any notices provided by law for the protection of the Landlord’s interest in the Premises;

               D.      to shore the foundations, footings and walls of the Building, and to erect scaffolding and protective barricades around and about the Building is located, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or area; and

               E.      to show the Premises and/or the Building to prospective purchasers, lenders, tenants, brokers and others for business purposes, and for such other purposes as the Landlord may deem appropriate.

          21.2      Exercise of Right. The Landlord shall exercise her rights under this Paragraph 21 in a manner that will not interfere unreasonably with the Tenant's use and occupancy of the Premises; provided that the Landlord's entry and activities do not result from the Tenant's default. The Landlord shall not be liable in any other manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of the Landlord's entry on the Premises as provided herein, except damage resulting from the acts or omissions of the Landlord or her authorized representatives.

     22.      SALE OR TRANSFER OF PREMISES. If the Landlord sells or transfers all or any portion of the Premises, or the Building, improvements and land of which the Premises is a part, then the Landlord shall be released from any liability thereafter accruing under this Lease upon (a) the consummation and (b) the Landlord accounting to any such transferee for any security deposit and prepaid rent of the Tenant hereunder.

     23.      SURRENDER ON TERMINATION; HOLDING OVER

          23.1      Surrender. On the last day of the term, or upon sooner termination of this Lease, the Tenant shall surrender to the Landlord the Premises and all Tenant's improvements and alterations, broom clean, maintained and repaired in accordance with Paragraph 8 hereof, and otherwise in the same condition as when received, except reasonable wear and tear and except for improvements and alterations that the Tenant has the right to remove under the provisions of this Lease. The Tenant shall remove all of its personal property within the above stated time, but any such removal shall not affect the Landlord's lien on such personal property until all amounts owing by the Tenant hereunder are paid in full. The Tenant shall promptly perform all restoration made necessary by the removal of any improvements or alterations or Tenant's personal property within the time periods stated in this paragraph. The Tenant shall promptly repair any physical damage to the Premises arising as a result of the Tenant's vacation of the Premises.

               The Landlord can elect to retain or dispose of in any manner any improvements or alterations or the Tenant’s personal property that the Tenant does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease by giving at least ten (10) days’ written notice to the Tenant. Title to any such improvements or alterations or the Tenant’s personal property that the Landlord elects to retain or dispose of on expiration of the ten (10) day period shall vest in the Landlord. The Tenant waives all claims against the Landlord for any damage to the Tenant resulting from the Landlord’s retention or disposition of any such alterations of the Tenant’s personal property.

          23.2      Holding Over. If the Tenant, without the Landlord's consent, remains in possession of the Premises after expiration or termination of the Lease term, or after the date in any notice given by the Landlord to the Tenant terminating this Lease, such possession by the Tenant shall be deemed to be a month to month tenancy terminable on thirty (30) days' notice given at any time by either party at a minimum rent equal to one and one half (1 1/2) times the Minimum Monthly Rent and monthly operating costs in effect on the date of such expiration for the first month of hold over and thereafter three (3) times the Minimum Monthly Rent and monthly Operating Costs. Such Minimum Monthly Rent and monthly Operating Costs shall be subject to adjustment as provided hereunder. Such tenancy shall otherwise be subject to all of the terms and conditions of this Lease, except those pertaining to term and option to extend, if any. Any holding over without the Landlord's consent shall not give the Tenant tenure hereunder.

     24.      NOTICES. Any and all notices by the Landlord to the Tenant, or by the Tenant to the Landlord, shall be in writing and delivered personally or by U.S. certified mail, return receipt requested, addressed to the parties at the addresses specified on the signature page. Either party may, at any time, change the address by written notice to the other party in accordance with this paragraph. If notice is mailed, it shall be deemed received on the third business day following the date on which it is mailed.

     25.      BINDING ON SUCCESSORS, ETC. The Landlord and the Tenant agree that each of the terms, conditions and obligations of this Lease shall extend to and bind, or inure to the benefit of (as the case may require), the respective parties hereto, and each and every one of their respective heirs, executors, administrators, representatives, successors and assigns.

     26.      ATTORNEYS’ FEES. In the event that any legal action is instituted by either of the parties hereto to enforce or construe any of the terms, conditions or covenants of this Lease, or the validity thereof, the party prevailing in any such action shall be entitled to recover from the other party all court costs and reasonable attorneys’ fees to be set by the court, and the costs and fees incurred in enforcing any judgment entered therein. Attorneys’ fees and costs, whenever mentioned in this Lease, shall include those incurred with respect to arbitration proceedings, if any.

     27.      PARTIAL INVALIDITY. If any term or provision, in whole or in part, of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid, unenforceable, or inapplicable in the stated circumstances or for stated purposes, in any jurisdiction, then the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid, unenforceable or inapplicable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

     28.      RECORDATION; QUITCLAIM.

          28.1      Memorandum of Lease. Neither party shall record this Lease. Upon the request of either party, the Landlord and the Tenant shall execute and acknowledge in recordable form a Memorandum of Lease in content mutually agreeable to the parties. The reasonable costs and expenses, including attorneys' fees, incurred by the parties in preparing, filing and recording the Memorandum of Lease shall be borne by the party requesting the same.

          28.2      Quitclaim Deed. Concurrent with the execution of any Memorandum of Lease as provided in Paragraph 28.1, above, the Tenant shall execute and deliver to the Landlord for filing and recording, upon the expiration or termination of this Lease, a quitclaim deed designating the Landlord, its successors and assigns, as the transferee of the Premises.

     29.      COMPLETE AGREEMENT. This Lease, and the attachments and exhibits hereto, constitute the entire agreement between the parties and may not be altered, amended, modified or extended, except by an instrument in writing signed by all parties hereto. The parties respectively acknowledge and agree that neither has made any representations or warranties to the other not expressly set forth herein.

     30.      CONSENT OF PARTY. If this Lease requires the consent of a party hereto, such consent shall not be unreasonably withheld or delayed.

     31.      AUTHORITY. If the Tenant is a partnership, each individual executing this Lease on behalf of said partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said partnership, and that all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due.

     32.      TIME. Time is of the essence of this Lease and each and every term, covenant and condition hereof.

     33.      SIGNS. The Tenant shall not place, or cause to be placed or maintained, on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises, without first obtaining the Landlord’s prior written approval and consent in each instance. The Tenant further agrees to maintain at all times any such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved, in good condition, and in full compliance with all applicable governmental regulations and the sign criteria for the Building established from time to time.

          The Tenant agrees that the Landlord may post in conspicuous places "For Sale" or "For Rent" signs on the Premises.

     34.      ACCORD AND SATISFACTION. No payment by the Tenant or receipt by the Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord’s right to recover the balance of such rent or pursue any other remedy provided in this Lease.

     35.      CONSTRUCTION OF LEASE. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for nor against the Landlord or the Tenant.

     36.      LIMITATION OF LANDLORD’S LIABILITY. The Tenant hereby acknowledges and agrees that (i) no present or future general or limited partner of the Landlord, or its assign, shall have any personal liability of any kind or nature whatsoever for or by reason of any matter or thing whatsoever arising under, related to, or in any way connected with this Lease, and the rights and obligations of the parties hereunder, and (ii) the Tenant shall look solely to the building in which the Premises is located and any other property owned by the Landlord (as opposed to property owned by the individual partners of the Landlord) for the enforcement of its rights hereunder.

     37.      SUPERSEDES PROPOSAL TO LEASE; INTEGRATION. This Lease supersedes any proposals regarding the leasing of the Premises, whether written or oral, and any such proposals will be terminated, and of no force or effect, effective upon the execution of this Lease. This Lease contains the entire understanding and agreements of the parties.

     38.      ENVIRONMENTAL MATTERS. The Tenant hereby acknowledges that the Premises are being leased in “as is” condition. The Landlord does not have actual knowledge of any toxic contamination, including asbestos, but has not conducted an investigation into such matters. The Tenant has had sufficient opportunity to satisfy itself of the condition of the Premises prior to the execution hereof. Accordingly, the Tenant shall be responsible for any and all liability, and shall indemnify the Landlord with respect to the same to the extent provided in subparagraph (c) below (relating to toxic contamination matters), unless the Tenant is able to establish, upon the basis of reasonable proof, that any toxic contamination which is discovered after the Tenant goes into occupancy of the Premises is attributable to a condition which pre-existed the Tenant’s occupancy hereunder. In such event, the Landlord’s liability will be limited to complying with all applicable environmental laws, without any liability whatsoever to the Tenant including, but not limited to, relocation expenses or loss of business damages.

          The Tenant also covenants as follows:

               (a)      The Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations (the “Hazardous Material Laws”) relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any oil, flammable explosives, asbestos, urea, formaldehyde, radioactive materials or wastes or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any hazardous substances which are the subject of any such laws, ordinances or regulations (collectively, the “Hazardous Materials”).

               (b)      The Tenant shall, at its own expense, procure, maintain in effect, and comply with all conditions of any and all permits, licenses and other governmental and regulatory approval required for the Tenant’s use of the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes which may be discharged into or through any sanitary sewer serving the Premises. The Tenant shall, in all respects, deal with the Hazardous Materials in conformity with the Hazardous Materials Laws.

               (c)      The Tenant shall indemnify, defend (by counsel reasonably acceptable to the Landlord), protect, and hold the Landlord and each of the Landlord’s partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys’ fees), damages or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by the Tenant’s failure to comply with any Hazardous Materials Law, or other health or safety law, regulation or ordinance. The Tenant’s obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, clean-up or detoxification or decontamination of the Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. For purposes of this indemnity provision, any acts or omission of the Tenant, or by employees, agents, assignees, contractors or subcontractors of the Tenant, or others acting for or on behalf of the Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to the Tenant.

     39.      BROKERS. The Tenant will indemnify and hold harmless the Landlord from any brokers' claims for compensation or a commission related to this Lease.

     40.      IMPROVEMENTS BY PRIOR OCCUPANT. The Tenant’s affiliate, E. KHASHOGGI INDUSTRIES was the previous occupant of the Premises. The Tenant has executed a Letter Agreement dated March 30made a part hereof by this reference, including, without limitation, the obligation for such repairs up to a maximum of TWENTY FIVE THOUSAND DOLLARS ($25,000).

     41.      INDEPENDENT COUNSEL. The Tenant has received the advice of counsel prior to executing this Lease.

     42.      BOARD OF DIRECTORS. At the execution of this Lease, the Tenant will deliver a certified resolution from the Tenant's Board of Directors authorizing the execution of this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease on this ____ day of ________________, 2001 at Santa Barbara, California.

                           LANDLORD:

                           DE ETTA M. NANCARROW,
                           Trustee of the Nancarrow Family Living Trust
                           Dated 9/25/91

                           By:    /s/ De Etta M. Nancarrow
                                  De Etta M. Nancarrow, Trustee

                           Address:
                           6326-A Lindmar Drive
                           Goleta, CA 93117

                           TENANT:

                           EARTHSHELL CORPORATION,
                           A Delaware Corporation

                           By:    /s/ Scott Houston
                                  Name:  Scott Houston
                                  Title: CFO

                           Address:
                           800 Miramonte Drive
                           Santa Barbara, CA 93109

EXHIBIT A

DESCRIPTION OF PREMISES

EXHIBIT B

FURNITURE AND FIXTURES

EXHIBIT C

LETTER AGREEMENT DATED MARCH 30, 2001